UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 30, 2003


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                          2-22791                             15-0277720
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(State or other jurisdiction    (Commission                        (IRS Employer
of incorporation)               File Number)                 Identification No.)


333 Butternut Drive,
DeWitt, New York                                                           13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568






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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

SALE OF FEED COMMODITIES INTERNATIONAL, LLC
-------------------------------------------
As previously disclosed, Agway had signed a purchase agreement which provided for the sale of the assets of Feed Commodities International, LLC (FCI), a component of the Agriculture segment of the Company. The aggregate purchase price in the agreement was estimated at $6.75 million which included $1.85 million plus the value of a percentage of the accounts and notes receivable and inventory at closing which at the time of signing were estimated to have an approximate purchase price value of $4.9 million. As required in the Company's Chapter 11 Proceedings, the auction and hearing on the final approval of the sale of FCI's assets occurred on October 30, 2003. Bourdeaus' and Bushey Inc. of East Middlebury, Vermont, won the auction at an aggregate purchase price estimated at $11.35 million which includes $5.55 million plus the value of a percentage of the accounts and notes receivables and inventory at closing which for purposes of the auction were estimated at an approximate purchase price value of $5.8 million. The bankruptcy court approved the higher bid and the terms and conditions of the agreement which includes payment of a breakup fee and expenses estimated to total approximately $0.2 million. Agway expects to close on the sale in mid-November 2003.

























CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGWAY INC.
                                         (Registrant)



Date       October 31, 2003              By       /s/ PETER J. O'NEILL
       ----------------------------         -----------------------------------
                                                   Peter J. O'Neill
                                                 Senior Vice President
                                                   Finance & Control
                                             (Principal Financial Officer and
                                                Chief Accounting Officer)









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